Note 4 - Securities (Detail) - Carrying Value of Securities at Maturity (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Due in one year or less	$ 93,182
Due after one year through five years	109,398
Due after five years through ten years	75,022
Due after ten years	74,404
Total	352,006
Equity securities	1,672
Total securities	$ 353,678	$ 342,184